Exhibit 23.1

           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Omega Financial Corporation of our reports dated March 15, 2006, with respect to the consolidated financial statements of Omega Financial Corporation, Omega Financial Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Omega Financial Corporation, included in the 2005 Annual Report to Shareholders of Omega Financial Corporation.

We consent to the  incorporation  by  reference  in the  following  Registration
Statements:

      1. Registration Statement (Form S-8 No. 33-15780) pertaining to the Employee Stock Purchase Plan and the 1986 Stock Option Plan,

      2. Registration Statement (Form S-8 No. 33-82214) pertaining to the Employee Stock Purchase Plan, the 1986 Stock Option Plan and the 1994 Stock Option Plan for Non-Employee Directors,

      3. Registration Statement (Form S-8 No. 333-100931) pertaining to the 1994 Stock Option Plan for Non-Employee Directors,

      4.    Registration  Statement (Form S-8 No. 333-113849)  pertaining to the
            (1986) Stock Option Plan, the Employee Stock Purchase Plan, the 1994 Stock Option Plan for Non-Employee Directors, the 1996 Stock Option Plan and the 2004 Stock Option Plan for Non-Employee Directors, and

      5. Registration Statement (Form S-8 No. 333-124596) pertaining to the Employee Stock Purchase Plan and the 2004 Stock Option Plan for Non-Employee Directors of Omega Financial Corporation,

of our reports dated March 15, 2006, with respect to the consolidated financial statements of Omega Financial Corporation, Omega Financial Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Omega Financial Corporation, incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 2005.


/s/ Ernst & Young LLP

Pittsburgh, Pennsylvania
March 15, 2006


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